ASSIGNMENT AND ASSUMPTION
                              OF ASSUMED CONTRACTS

      For and in consideration of the sum of TEN DOLLARS ($10.00), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, THE SOHO HOTEL COMPANY, L.P., a Delaware limited partnership ("Assignor") does hereby transfer and assign to THE MERCER I L.L.C., a Delaware limited liability company, its successors and assigns, without any representation, warranty and/or recourse, express or implied, all of Assignor's right, title and interest in, to and under the contracts set forth on Schedule A attached hereto and made a part hereof (the "Contracts").

      Assignee hereby accepts the within assignment, assumes and agrees to perform each and every burden, obligation and liability of Assignor hereafter arising under or by virtue of the Contracts and agrees to accept and take the same subject to all of the terms, covenants and conditions hereof.

      IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment as of the 11th day of July, 1996.


                                          THE SOHO HOTEL COMPANY, L.P.

                                          By:   Hotel Corporation of
                                                America, its general partner

                                          By:   /s/
                                                -----------------------------
                                                Name:  Peter J. Sonnabend
                                                Title: Vice President

                                          THE MERCER I L.L.C.

                                          By:   Mercer Management L.L.C.,
                                                Manager

                                          By:   /s/
                                                -----------------------------
                                                By:    Andre Balazs,
                                                       Manager - Member

                                          By:   BDL Prince, LLC, Manager

                                          By:   /s/
                                                -----------------------------
                                                Ira Drukier, Manager

                                          By:   /s/
                                                -----------------------------
                                                Richard Born, Manager

                                   SCHEDULE A

                                    CONTRACTS



1. Agreement, dated July 15, 1995, between The SOHO Hotel Company, L.P. and Gilula Associates, Inc.

2. Agreement, dated June 8, 1995, between The SOHO Hotel Company, L.P. and Bremman Beer Gorman Monk/Interiors, as amended on June 19, 1995, July 21, 1995, July 21, 1995 and November 28, 1995.

3. Agreement, dated December 6, 1995, between FLACK & KURTZ Consulting Engineers, LLP and The SOHO Hotel Company, L. P.

4. Agreement, dated March 20, 1995, between Superstructures Engineers & Architects and The SOHO Hotel Company, L.P.

5. Agreement, dated July 26, 1995, between Construction Consulting Associates and The SOHO Hotel Company, L.P.